EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2024
EARNINGS PER SHARE
EARNINGS PER SHARE

NOTE 17 - EARNINGS PER SHARE

Weighted average number of common shares outstanding:

In Thousands of Shares
Description	2024	2023	2022
Issued common shares at January 1	91,687	90,515	85,546
Effect of shares issued	1,984	1,172	3,837
Weighted average number of common shares outstanding at December 31	93,671	91,687	89,383

Diluted loss per share was the same amount as basic loss per share, as the effect of options and warrants would have been anti-dilutive because the Corporation incurred losses in each of the years presented. All outstanding options could potentially be dilutive in the future.  For the year ending Dec. 31, 2024, the net loss was $4,491,797 resulting in a loss of $0.05 per share, and the total number of shares that would have been issued upon exercise of options and warrants, and that were in the money, was zero.